                                                                     EXHIBIT 4.1


     CLASS A COMMON STOCK                             CLASS A COMMON STOCK
     PAR VALUE $.001                                  PAR VALUE $.001

----------------                                          ------------
   NUMBER                                                    SHARES

----------------                                          ------------

                              [LOGO APPEARS HERE]


                        MODEM MEDIA . POPPE TYSON, INC.


INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE                                CUSIP 607533 10 6
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


  THIS CERTIFIES THAT



  IS THE RECORD HOLDER OF


        FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF

Modem Media. Poppe Tyson, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Restated Certificate of Incorporation of the Corporation and its By-Laws, as amended (copies of which are on file at the office of the Corporation), to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                                  /s/ Gerald M. O'Connell
                                                  --------------------------
                                                    CHAIRMAN OF THE BOARD


   COUNTERSIGNED AND REGISTERED
     FIRST CHICAGO TRUST COMPANY
        OF NEW YORK
          TRANSFER AGENT AND REGISTRAR


                             [SEAL APPEARS HERE]


BY                                                /s/ Steven M. Roberts
                                                  --------------------------
              AUTHORIZED SIGNATURE                       SECRETARY

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, REFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                    UNIF GIFT MIN ACT - ........... Custodian ...........
     TEN ENT - as tenants by the entireties                                   (Cust)                (Minor)
     JT TEN  - as joint tenants with right of                              under Uniform Gifts to Minors
               survivorship and not as tenants                             Act..............................
               in common                                                                (State)


    Additional abbreviations may also be used though not in the above list.

     For value received, _________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  ______________________________________

  ______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated______________________________________


                                    X___________________________________________

                                    X___________________________________________
                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                     CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                     THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed



By____________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM,
PURSUANT TO S.E.C. RULE 17Ad-15